Exhibit 99.1

Aeva Reports Fourth Quarter and Full Year 2024 Results

Global Top 10 Passenger OEM Awarded Aeva a Development Program for Next Generation Global Vehicle Production Platform; OEM Letter of Intent to Aeva for Large Scale Production Program Award This Year

On Track with Daimler Truck’s Production Program Milestones with Aeva SOP in 2026; Deepened Collaboration with Torc to Advance Autonomous Truck Development

Expanded Collaboration with SICK AG on Precision Sensing for Industrial Robotics and Factory Automation Applications

MOUNTAIN VIEW, Calif., Mar. 19, 2025 – Aeva® (NASDAQ: AEVA), a leader in next-generation sensing and perception systems, today announced its fourth quarter and full year 2024 results.

Key Company Highlights

•
Selected by a Global Top 10 Passenger OEM for joint development of Aeva Atlas Ultra 4D LiDAR for the OEM’s global platform across multiple vehicle model lines. Secured a letter of intent from the OEM for large scale production program award opportunity expected this year, with Atlas Ultra SOP targeting 2027
•
On track with Daimler Truck’s series production program, delivered on all development milestones in 2024. Deepened collaboration with Torc on data share to strengthen the safety architecture for autonomous trucking applications
•
Expanded collaboration with SICK to incorporate Aeva’s FMCW technology across SICK’s portfolio of high accuracy contactless sensors for a broad range of robotics and factory automation applications in the $10+ Billion industrial automation market
•
Showcased Atlas Ultra, our latest 4D LiDAR that offers 3x the resolution and is 35% slimmer than the standard Atlas, enabling seamless and flexible integration for passenger cars
•
Demonstrated the industry-first functional 4D LiDAR behind-windshield integration with an automotive partner, leveraging Aeva’s small form factor, lower power consumption and passive cooling
•
Successful 2024 achievements with key commercial wins, product and supply chain maturity and financial results that exceeded targets

“Aeva in 2024 accelerated the growing adoption of FMCW technology, with expanded partnerships in automotive and our growing pace of new production wins in industrial robotics, security and infrastructure,” said Soroush Salehian, Co-founder and CEO at Aeva. “We are thrilled to start 2025 with our first award for a development program with a global top 10 passenger OEM for their next-generation production platform planned for multiple vehicle model lines. With our 4D LiDAR’s unique combination of performance, maturity and scalability, we believe 2025 is the year where Aeva will be in a strong position to further drive the automotive and industrial automation markets transition to FMCW and deliver a year of record revenues with significant growth, while reducing our spend.”

Fourth Quarter and Full Year 2024 Financial Highlights

•
Cash, Cash Equivalents and Marketable Securities
o
Cash, cash equivalents and marketable securities of $112.0 million and available facility of $125.0 million as of December 31, 2024
•
Revenue
o
Revenue of $2.7 million in Q4 2024, compared to revenue of $1.6 million in Q4 2023

o
Revenue of $9.1 million for full year 2024, compared to revenue of $4.3 million for full year 2023
•
GAAP and Non-GAAP Operating Loss*
o
GAAP operating loss of $34.2 million in Q4 2024, compared to GAAP operating loss of $36.8 million in Q4 2023
o
GAAP operating loss of $158.4 million for full year 2024, compared to GAAP operating loss of $147.8 million for full year 2023
o
Non-GAAP operating loss of $27.7 million in Q4 2024, compared to non-GAAP operating loss of $31.3 million in Q4 2023
o
Non-GAAP operating loss of $123.2 million for full year 2024, compared to non-GAAP operating loss of $124.1 million for full year 2023
•
GAAP and Non-GAAP Net Loss per Share*
o
GAAP net loss per share of $0.67 in Q4 2024, compared to GAAP net loss per share of $0.92 in Q4 2023
o
GAAP net loss per share of $2.85 for full year 2024, compared to GAAP net loss per share of $3.29 for full year 2023
o
Non-GAAP net loss per share of $0.49 in Q4 2024, compared to non-GAAP net loss per share of $0.59 in Q4 2023
o
Non-GAAP net loss per share of $2.17 for full year 2024, compared to non-GAAP net loss per share of $2.54 for full year 2023
•
Shares Outstanding
o
Weighted average shares outstanding of 54.0 million in Q4 2024 and 53.4 million for full year 2024

2025 Financial Outlook

•
Revenue in the range of $15 million to $18 million, representing growth of approximately 70% to 100% year-over-year

*Tables reconciling GAAP to non-GAAP measures are provided at the end of this release.

Conference Call Details

Aeva will host a conference call and live webcast to discuss results at 2:00 p.m. PT / 5:00 p.m. ET today, March 19, 2025. The live webcast and replay can be accessed at investors.aeva.com.

About Aeva Technologies, Inc. (NASDAQ: AEVA)

Aeva’s mission is to bring the next wave of perception to a broad range of applications from automated driving to industrial robotics, consumer electronics, consumer health, security and beyond. Aeva is transforming autonomy with its groundbreaking sensing and perception technology that integrates all key LiDAR components onto a silicon photonics chip in a compact module. Aeva 4D LiDAR sensors uniquely detect instant velocity in addition to 3D position, allowing autonomous devices like vehicles and robots to make more intelligent and safe decisions. For more information, visit www.aeva.com, or connect with us on X or LinkedIn.

Aeva, the Aeva logo, Aeva 4D LiDAR, Aeva Atlas, Aeries, Aeva Ultra Resolution, Aeva CoreVision, and Aeva X1 are trademarks/registered trademarks of Aeva, Inc. All rights reserved. Third-party trademarks are the property of their respective owners.

Forward-looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward-looking statements in this press release include our beliefs regarding our financial position and operating performance and business objectives for 2025, along with our expectations with respect to the production agreements, including with Daimler Truck, as well as engagement and deployments with other customers and partners during 2025 and after, including the global top 10 passenger OEM mentioned in this press release and SICK AG, our future production plans, the timing of Atlas Ultra SOP and our ability to access capital under our preferred equity facility. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to: (i) the fact that Aeva is an early stage company with a history of operating losses and may never achieve profitability, (ii) Aeva’s limited operating history and limited history of shipping significant product volumes, (iii) the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities, (iv) the ability for Aeva to have its products selected for inclusion in OEM products, (v) the ability to manufacture at volumes and costs needed for commercial programs, (vi) no assurance that any of our customers will ever complete testing and validation with us or that we will receive any billings or revenues in connection with such programs or that such customers will continue such programs, (vii) the need to conclude definitive deployment or production agreements with potential customers, including those mentioned in this release, (viii) that any validation orders will result in larger orders, (ix) that any programs into which our products may be designed will result in significant end customer sales, (x) that any of the opportunities referenced in this press release will result in significant deployments of our products, (xi) unforeseen project delays or product issues, such as difficulties or delays in shipping, manufacturing or installation, (xii) end customer acceptance of the platform, (xiii) revenue recognition rules, (xiv) our ability to reduce costs and unforeseen expenses, and (xv) other material risks and other important factors that could affect our financial results that are further described in our filings with the SEC. Please refer to our filings with the SEC, including our most recent Form 10-K and Form 10-Q. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Aeva assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Aeva does not give any assurance that it will achieve its expectations.

Non-GAAP Information

In addition to our financial results determined in accordance with U.S. GAAP, we present non-GAAP operating loss and non-GAAP net loss per share. “Non-GAAP operating loss” is defined as GAAP operating loss before stock-based compensation and litigation settlement, net. “Non-GAAP net loss per share” is defined as non-GAAP net loss divided by weighted average shares outstanding, basic and diluted. “Non-GAAP net loss” is defined as GAAP net loss before stock-based compensation, litigation settlement, net and change in fair value of warrant liability.

We believe that non-GAAP operating loss and non-GAAP net loss per share, when taken together with the corresponding U.S. GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our core business, results of operations, or outlook. We consider non-GAAP operating loss and non-GAAP net loss per share to be important measures because they help illustrate underlying trends in our business and our historical operating performance on a more consistent basis.

However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with U.S. GAAP. Non-GAAP financial measures have limitations, including that they exclude certain expenses that are required under GAAP, which adjustments reflect the exercise of judgment by management. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP financial measures or ratios differently or may use other financial measures or ratios to evaluate their performance, all of which could reduce the usefulness of non-GAAP operating loss and non-GAAP net loss per share as tools for comparison. Reconciliations are provided at the end of this release to the most directly comparable financial measures in accordance with U.S. GAAP. Investors are encouraged to review our U.S. GAAP financial measures and not to rely on any single financial measure to evaluate our business.

Contacts

Investors:

Andrew Fung

investors@aeva.ai

Media:

Michael Oldenburg

press@aeva.ai

AEVA TECHNOLOGIES, INC.
Condensed Consolidated Balance Sheets
(Unaudited)
(In thousands)

	December 31, 2024	December 31, 2023

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$28,864	$38,547
Marketable securities	83,143	182,481
Accounts receivable	1,187	628
Inventories	2,345	2,374
Other current assets	7,761	5,195
Total current assets	123,300	229,225
Operating lease right-of-use assets	3,826	7,289
Property, plant and equipment, net	10,332	12,114
Intangible assets, net	1,725	2,625
Other noncurrent assets	8,306	6,132
TOTAL ASSETS	$147,489	$257,385
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$5,453	$3,602
Accrued liabilities	5,710	2,648
Accrued employee costs	5,783	6,043
Lease liability, current portion	3,039	3,587
Other current liabilities	19,174	2,524
Total current liabilities	39,159	18,404
Lease liability, noncurrent portion	720	3,767
Warrant liability	8,258	6,772
TOTAL LIABILITIES	48,137	28,943
STOCKHOLDERS’ EQUITY:
Common stock	6	5
Additional paid-in capital	711,160	688,124
Accumulated other comprehensive income (loss)	47	(87)
Accumulated deficit	(611,861)	(459,600)
TOTAL STOCKHOLDERS’ EQUITY	99,352	228,442
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$147,489	$257,385

AEVA TECHNOLOGIES, INC.
Condensed Consolidated Statements of Operations
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Revenue	$2,696	$1,611	$9,065	$4,312
Cost of revenue (1)	3,525	2,483	12,855	10,198
Gross loss	(829)	(872)	(3,790)	(5,886)
Operating expenses:
Research and development expenses (1)	24,343	26,197	102,667	102,503
General and administrative expenses (1)	7,729	7,741	33,259	31,761
Selling and marketing expenses (1)	1,338	2,035	7,156	7,638
Litigation settlement, net (2)	—	—	11,500	—
Total operating expenses	33,410	35,973	154,582	141,902
Operating loss	(34,239)	(36,845)	(158,372)	(147,788)
Interest income	1,385	2,417	7,712	8,925
Other income (expense), net	(3,266)	(10,538)	(1,430)	(10,470)
Loss before income taxes	$(36,120)	$(44,966)	$(152,090)	$(149,333)
Income tax provision	26	—	171	—
Net loss	$(36,146)	$(44,966)	$(152,261)	$(149,333)
Net loss per share, basic and diluted	$(0.67)	$(0.92)	$(2.85)	$(3.29)
Weighted-average shares used in computing net loss per share, basic and diluted	53,986,214	49,007,105	53,359,685	45,412,155

(1) Includes stock-based compensation as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Cost of revenue	$71	$107	$279	$965
Research and development expenses	4,218	4,043	16,657	16,760
General and administrative expenses	2,072	1,142	5,875	5,131
Selling and marketing expenses	217	230	897	819
Total stock-based compensation expense	$6,578	$5,522	$23,708	$23,675

(2) Relates to the settlement of litigation related to the de-SPAC transaction and Aeva's indemnification obligations related thereto.

AEVA TECHNOLOGIES, INC.
Condensed Consolidated Statements of Cash Flows
(Unaudited)
(In thousands)
	Year Ended December 31,
	2024	2023
Cash flows from operating activities:
Net loss	$(152,261)	$(149,333)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	5,480	4,622
Impairment of inventories	1,140	224
Fair value at issuance of Series A warrants	—	6,500
Change in fair value of warrant liabilities	1,486	182
Stock-based compensation	23,708	23,675
Amortization of right-of-use assets	3,463	3,108
Realized loss on available-for-sale securities	—	—
Amortization of premium and accretion of discount on available-for-sale securities, net	(3,537)	(2,973)
Other	563	—
Changes in operating assets and liabilities:
Accounts receivable	(559)	2,259
Inventories	(1,111)	353
Other current assets	(2,566)	279
Other noncurrent assets	318	(270)
Accounts payable	1,835	(1,592)
Accrued liabilities	2,334	(6,415)
Accrued employee costs	(260)	1,322
Lease liability	(3,595)	(3,097)
Other current liabilities	16,649	2,330
Net cash used in operating activities	(106,913)	(118,826)
Cash flows from investing activities:
Purchase of property, plant and equipment	(5,107)	(6,104)
Purchase of non-marketable equity investments	—	(5,000)
Purchase of available-for-sale securities	(79,980)	(152,364)
Proceeds from maturities of available-for-sale securities	182,988	232,745
Net cash provided by investing activities	97,901	69,277
Cash flows from financing activities:
Proceeds from issuance of stock in private placement	—	21,455
Transaction costs related to issuance of stock in private placement	—	(818)
Payments of taxes withheld on net settled vesting of restricted stock units	(752)	(199)
Proceeds from exercise of stock options	81	238
Net cash (used in) provided by financing activities	(671)	20,676
Net decrease in cash and cash equivalents	(9,683)	(28,873)
Beginning cash and cash equivalents	38,547	67,420
Ending cash and cash equivalents	$28,864	$38,547

AEVA TECHNOLOGIES, INC.
Reconciliation of GAAP to Non-GAAP Operating Results
(Unaudited)
(In thousands, except share and per share data)

Reconciliation from GAAP to non-GAAP operating loss
	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023

GAAP operating loss	$(34,239)	$(36,845)	$(158,372)	$(147,788)
Stock-based compensation	6,578	5,522	23,708	23,675
Litigation settlement, net	—	—	11,500	—
Non-GAAP operating loss	$(27,661)	$(31,323)	$(123,164)	$(124,113)

Reconciliation from GAAP to non-GAAP net loss
	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023

GAAP net loss	$(36,146)	$(44,966)	$(152,261)	$(149,333)
Stock-based compensation	6,578	5,522	23,708	23,675
Financing charges	—	3,788	—	3,788
Litigation settlement, net	—	—	11,500	—
Fair value at issuance of Series A warrants	—	6,500	—	6,500
Change in fair value of warrant liabilities	3,303	250	1,486	182
Non-GAAP net loss	$(26,265)	$(28,906)	$(115,567)	$(115,188)

Reconciliation between GAAP and non-GAAP net loss per share
	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Shares used in computing GAAP net loss per share:
Basic and diluted	53,986,214	49,007,105	53,359,685	45,412,155
GAAP net loss per share
Basic and diluted	$(0.67)	$(0.92)	$(2.85)	$(3.29)
Stock-based compensation	0.12	0.11	0.43	0.52
Financing charges	—	0.08	—	0.09
Litigation settlement, net	—	—	0.22	—
Fair value at issuance of Series A warrants	—	0.13	—	0.14
Change in fair value of warrant liability	0.06	0.01	0.03	—
Non-GAAP net loss per share
Basic and diluted	$(0.49)	$(0.59)	$(2.17)	$(2.54)